UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009

The Management Network Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27617 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302

Overland Park, Kansas 66210

(Address of principal executive office)(Zip Code)

(913) 345-9315

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated by reference into this Item 3.03.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 15, 2009, the Board of Directors (the “Board”) of The Management Network Group, Inc. (the “Company”) increased the number of directors on the Board by one to a total of seven and appointed A. Reza Jafari as a new Class III member of the Board, to fill the newly created directorship and to serve until the next election of Class III directors at the 2011 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. The Board also appointed Mr. Jafari to serve as a member of the Board’s Nominating and Corporate Governance Committee and Compensation Committee. As a member of the Board, Mr. Jafari will receive cash compensation for his services as a director as described in the Company's most recent proxy statement under the heading "Non-Employee Director Compensation." In connection with his election to the Board, Mr. Jafari received stock options to purchase 37,500 shares of the Company's common stock, par value $0.001, at an exercise price of $0.31 per share. The stock options will vest ratably on an annual basis over a period of four years.

The Company will also enter into an Indemnification Agreement with Mr. Jafari. The Indemnification Agreement provides for indemnification of, and advancement of litigation and other expenses to, Mr. Jafari to the fullest extent permitted by law for claims relating to his service to the Company or its subsidiaries, subject to the terms and conditions contained in the form of Indemnification Agreement incorporated by reference hereto as Exhibit 10.1. The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with certain of the directors and officers of the Company.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the form of Indemnification Agreement incorporated by reference herein as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2009, the Board approved an amendment to Section 3.2 of the Company's Amended and Restated Bylaws (the "Bylaws") that increases the number of directors of the Company from six directors to seven directors. A copy of the amendment to the Bylaws is filed herewith as Exhibit 3.1 and incorporated herein by reference, and a copy of the Bylaws, as amended, is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 7.01        Regulation FD

On April 20, 2009, the Company issued a press release announcing the addition of A. Reza Jafari as a new member of the Board, as described under Item 5.02 above. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment No. 1 to the Amended and Restated Bylaws, dated April 15, 2009.
3.2	Amended and Restated Bylaws, as amended by Amendment No. 1 to the Amended and Restated Bylaws.
10.1

Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 20, 1999).

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Vice President and Chief Financial Officer

Date: April 20, 2009

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment No. 1 to the Amended and Restated Bylaws, dated April 15, 2009.
3.2	Amended and Restated Bylaws, as amended by Amendment No. 1 to the Amended and Restated Bylaws.
10.1

Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 20, 1999).

99.1	Press Release.